FY21 Q3 GENESCO December 4, 2020 Summary Results Exhibit 99.2

This presentation contains forward-looking statements, including those regarding the performance outlook for the Company and all other statements not addressing solely historical facts or present conditions. Actual results could vary materially from the expectations reflected in these statements. A number of factors could cause differences. These include adjustments to projections reflected in forward-looking statements, including as a result of the effects of COVID-19 on the Company’s business including whether there are periods of increases in the number of COVID-19 cases in locations in which the Company operates, further closures of stores due to COVID-19, weakness in store and shopping mall traffic, restrictions on operations imposed by government entities and landlords, changes in public safety and health requirements, the Company’s ability to adequately staff stores, limitations on the Company’s ability to provide adequate personal protective equipment to employees, and the Company’s ability to maintain social distancing requirements; stores closures and effects on the business as a result of civil disturbances; the level and timing of promotional activity necessary to maintain inventories at appropriate levels; the imposition of tariffs on products imported by the Company or its vendors as well as the ability and costs to move production of products in response to tariffs; the Company’s ability to obtain from suppliers products that are in-demand on a timely basis and effectively manage disruptions in product supply or distribution, including disruptions as a result of COVID-19; unfavorable trends in fuel costs, foreign exchange rates, foreign labor and material costs, and other factors affecting the cost of products; the effects of the British decision to exit the European Union and other sources of weakness in the U.K. market; the effectiveness of the Company's omnichannel initiatives; costs associated with changes in minimum wage and overtime requirements; wage pressure in the U.S. and the U.K.; weakness in the consumer economy and retail industry; competition and fashion trends in the Company's markets; risks related to the potential for terrorist events; risks related to public health and safety events, including for example, the COVID-19 coronavirus; changes in buying patterns by significant wholesale customers; retained liabilities associated with divestitures of businesses including potential liabilities under leases as the prior tenant or as a guarantor of certain leases; and changes in the timing of holidays or in the onset of seasonal weather affecting period-to-period sales comparisons. Additional factors that could cause differences from expectations include the ability to renew leases in existing stores and control or lower occupancy costs, and to conduct required remodeling or refurbishment on schedule and at expected expense levels; the Company’s ability to eliminate stranded costs associated with dispositions, including the sale of the Lids Sport Group business; the Company’s ability to realize anticipated cost savings, including rent savings; deterioration in the performance of individual businesses or of the Company's market value relative to its book value, resulting in impairments of fixed assets, operating lease right of use assets or intangible assets or other adverse financial consequences and the timing and amount of such impairments or other consequences; unexpected changes to the market for the Company's shares or for the retail sector in general; costs and reputational harm as a result of disruptions in the Company’s business or information technology systems either by security breaches and incidents or by potential problems associated with the implementation of new or upgraded systems; and the cost and outcome of litigation, investigations and environmental matters involving the Company. Additional factors are cited in the "Risk Factors," "Legal Proceedings" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of, and elsewhere in, the Company’s SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via the Company’s website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this release are beyond Genesco's ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of the Company at the time they are made. The Company disclaims any obligation to update such statements. Safe Harbor Statement 1

Non-GAAP We report consolidated financial results in accordance with generally accepted accounting principles (“GAAP”). However, to supplement these consolidated financial results our presentation includes certain non-GAAP financial measures such as earnings and earnings per share and operating income. This supplemental information should not be considered in isolation as a substitute for related GAAP measures. We believe that disclosure of earnings and earnings per share from continuing operations and operating income adjusted for the items not reflected in the previously announced expectations will be meaningful to investors, especially in light of the impact of such items on the results. Reconciliations of the non-GAAP supplemental information to the comparable GAAP measures can be found in the Appendix. Financial Measures 2

Q3 FY21 Key Earnings Highlights NON-GAAP EPS $479 MILLION IN SALES $178 MILLION OF DEBT PAID DOWN IN Q3 +62% GROWTH IN E-COMMERCE COMP SALES $0.85 3

Q3 FY21 Key Earnings Highlights 4

YTD FY21 Key Earnings Highlights 5

Total and Comparable Sales FOR PLACEMENT ONLY Q3 FY21 6 GENESCO INC. Comparable Sales Quarter 3 Quarter 3 Total Sales Comparable Sales October 31, October 31, November 2, 2020 2020 (1) 2019 Journeys Group -0.1 -0.06 0.04 Schuh Group -0.03 0.01 0.03 Johnston & Murphy Group -0.45 -0.43 -0.06 Licensed Brands 0.91 NA NA Total Sales/ Comparable Sales -0.11 -0.09 0.03 Same Store Sales -0.18 0.01 Comparable Direct Sales 0.62 0.19 (1) Although the Company has disclosed comparable sales for the third quarter of Fiscal 2021, it believes that overall sales is a more meaningful metric during this period due to the impact of COVID-19.

Q3 FY21 Sales by Segment Journeys Group Schuh Group Johnston & Murphy Group Licensed Brands 7

YTD FY21 Sales by Segment Journeys Group Schuh Group Johnston & Murphy Group Licensed Brands 8

Adjusted Operating Income (Loss) by Segment 1 FOR PLACEMENT ONLY Q3 FY21 9 ($ in millions) Income Statement Summary - Segment Non-Gaap OI Quarter 3 - October 31, 2020 Quarter 3 - November 2, 2019 Oper Inc Adj Oper Oper Inc Adj Oper (Loss) Adjust Inc (Loss) (Loss) Adjust Inc (Loss) Journeys Group $24 $-0.3 $23.8 $29 $0 $29 Schuh Group 6.8 0 6.8 4.4000000000000004 0 4.4000000000000004 Johnston & Murphy Group -11.1 -0.1 -11.2 3.7 0 3.7 Licensed Brands 0.8 0 0.8 0 0 0 Entered numbers in these schedules so rounds agreed to the tables in release. Corporate and Other -12.3 6.1 -6.1 -11.1 0.8 -10.299999999999999 Total Operating Income $8.2000000000000028 $5.6999999999999993 $13.9 $25.9 $0.8 $26.7 % of sales 1.7% 2.9% 4.8% 0.05 (1) See GAAP to Non-GAAP adjustments in appendix. Nine Months Ended - October 31, 2020 Nine Months Ended - November 2, 2019 Oper Inc Adj Oper Oper Inc Adj Oper (Loss) Adjust Inc (Loss) (Loss) Adjust Inc (Loss) Journeys Group $-2.9 $-0.8 $-3.7 $59.3 $0 $59.3 Schuh Group -15.2 0 -15.2 -1 0 -1 Johnston & Murphy Group -39 -0.3 -39.299999999999997 10.3 0 10.3 Licensed Brands -2.9 -0.1 -3 0.2 0 0.2 Corporate and Other -,109.9 94.6 -15.300000000000011 -30.7 1.8 -28.9 Total Operating Income (Loss) $-,169.8 $93.399999999999991 $-76.5 $38 $1.8 $39.799999999999997 % of sales -0.14799999999999999 -6.7% 2.5% 2.6% (1) See GAAP to Non-GAAP adjustments in appendix.

Adjusted Operating Income (Loss) by Segment 1 FOR PLACEMENT ONLY YTD FY21 10 ($ in millions) Income Statement Summary - Segment Non-Gaap OI Quarter 3 - October 31, 2020 Quarter 3 - November 2, 2019 Oper Inc Adj Oper Oper Inc Adj Oper (Loss) Adjust Inc (Loss) (Loss) Adjust Inc (Loss) Journeys Group $24 $-0.3 $23.8 $29 $0 $29 Schuh Group 6.8 0 6.8 4.4000000000000004 0 4.4000000000000004 Johnston & Murphy Group -11.1 -0.1 -11.2 3.7 0 3.7 Licensed Brands 0.8 0 0.8 0 0 0 Entered numbers in these schedules so rounds agreed to the tables in release. Corporate and Other -12.3 6.1 -6.1 -11.1 0.8 -10.299999999999999 Total Operating Income $8.2000000000000028 $5.6999999999999993 $13.9 $25.9 $0.8 $26.7 % of sales 1.7% 2.9% 4.8% 0.05 (1) See GAAP to Non-GAAP adjustments in appendix. Nine Months Ended - October 31, 2020 Nine Months Ended - November 2, 2019 Oper Inc Adj Oper Oper Inc Adj Oper (Loss) Adjust Inc (Loss) (Loss) Adjust Inc (Loss) Journeys Group $-2.9 $-0.8 $-3.7 $59.3 $0 $59.3 Schuh Group -15.2 0 -15.2 -1 0 -1 Johnston & Murphy Group -39 -0.3 -39.299999999999997 10.3 0 10.3 Licensed Brands -2.9 -0.1 -3 0.2 0 0.2 Corporate and Other -,109.9 94.6 -15.300000000000011 -30.7 1.8 -28.9 Total Operating Income (Loss) $-,169.8 $93.399999999999991 $-76.5 $38 $1.8 $39.799999999999997 % of sales -0.14799999999999999 -6.7% 2.5% 2.6% (1) See GAAP to Non-GAAP adjustments in appendix.

Q3 FY21 Inventory/Sales Change by Segment 11 ($ in millions) Inventory - Oct FY 2021 Oct. 31, 2020 Nov. 2, 2019 % Change Sales change Journeys 230 321.60000000000002 -0.28482587064676623 -0.1 Schuh 51.4 65.8 -0.21884498480243159 -0.03 J&M 78.39 76.400000000000006 2.6047120418848099E-2 -0.45 Licensed Brands 10.9 10.1 7.9207920792079278E-2 0.91 Consol Adjustments 0 0 0 Total Genesco 370.68999999999994 473.90000000000009 -0.21778856298797242 -0.11 Schuh* 51.2 65.8 -0.22188449848024308 -0.08 *On constant currency basis Oct. 31, 2020 Q3 FY21 Total Inventory $370.7 $479.3 % Change from prior year -0.21778856298797242 -0.11 Oct. 31, 2020 Q3 FY21 Segment Inventory/Sales Inventory Sales Journeys Group -0.28482587064676623 -0.1 Schuh Group (1) -0.22188449848024308 -0.08 Johnston & Murphy Group 2.6047120418848099E-2 -0.45 Licensed Brands 7.9207920792079278E-2 0.91 Total $370.7 $479.3 % Change from prior year -0.21778856298797242 -0.11 (1) On a constant currency basis.

Q3 FY21 Retail Stores Summary 12 Total Stores Aug. 1, Oct. 31, 2020 Open Close 2020 Journeys Group 1,169 5 6 1,168 Journeys stores (U.S.) 852 2 6 848 Journeys stores (Canada) 47 0 0 47 Journeys Kidz stores 232 3 0 235 Little Burgundy 38 0 0 38 Schuh Group 127 0 0 127 Johnston & Murphy Group 180 2 1 181 Total Stores 1,476 7 7 1,476 Aug. 1, Net Oct. 31, Square Footage: 2020 Change 2020 % Change Journeys Group 2,316 -1 2,315 .-43177892918825559 Schuh Group 616 0 616 0.0% Johnston & Murphy Group 342 2 344 .6% Total Square Footage 3,274 1 3,275 30543677458766036.3% Year over year change in retail inventory per square foot -0.18 -0.25

Q3 FY21 Retail Square Footage FOR PLACEMENT ONLY 13 (square feet in thousands) Total Stores Aug. 1, Oct. 31, 2020 Open Close 2020 Journeys Group 1,169 5 6 1,168 Journeys stores (U.S.) 852 2 6 848 Journeys stores (Canada) 47 0 0 47 Journeys Kidz stores 232 3 0 235 Little Burgundy 38 0 0 38 Schuh Group 127 0 0 127 Johnston & Murphy Group 180 2 1 181 Total Stores 1,476 7 7 1,476 Aug. 1, Net Oct. 31, Square Footage: 2020 Change 2020 % Change Journeys Group 2,316 -1 2,315 .-43177892918825559 Schuh Group 616 0 616 0.0% Johnston & Murphy Group 342 2 344 .6% Total Square Footage 3,274 1 3,275 30543677458766036.3% Year over year change in retail inventory per square foot -0.18 -0.25

FY21 Projected Retail Store Count FOR PLACEMENT ONLY 14 Total Stores - Proj FY21 Actual Proj Proj Proj 2020 Open Close 2021 Journeys Group 1,171 9 14 1,166 Journeys stores (U.S.) 853 5 10 848 Journeys stores (Canada) 46 1 1 46 Journeys Kidz stores 233 3 2 234 Little Burgundy 39 0 1 38 Schuh Group 129 1 7 123 Johnston & Murphy Group 180 4 10 174 Total Stores 1,480 14 31 1,463 Estimated change in square feet -0.01

Q3 FY21 Projected Capital Spending FY21 Projected Depreciation & Amortization = $47 Million Omni-channel, IT, DC & Other New Stores & Remodels 40% 60% Projected FY21 CapEx $25-30 Million 15

Appendix 16

Q3 FY21 Non-GAAP Reconciliation 17

YTD FY21 Non-GAAP Reconciliation 18

FY21 Q3 GENESCO December 4, 2020 Summary Results